UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2005

LUXEMBURG BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22471	39-1457904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Main Street Luxemburg, Wisconsin	54217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 845-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 14, 2005, Sheri L. Knope notified Luxemburg Bancshares, Inc. (the “Company”) that she intends to resign from her position as Chief Financial Officer of the Company.  Ms. Knope will remain at the Company in her role as Chief Financial Officer until July 8, 2005.

Unless the Company’s Board of Directors decides on a permanent replacement before then, effective July 8, 2005, John A. Slatky will replace Ms. Knope as the Company’s Chief Financial Officer on an interim basis while continuing in his role as the Company’s President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 16, 2005

LUXEMBURG BANCSHARES, INC.

By: /s/ John A. Slatky

John A. Slatky

President and Chief Executive Officer